SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                               September 30, 1999



                         NORTHEAST INDIANA BANCORP, INC.
             (Exact name of Registrant as specified in its Charter)



   Delaware                       0-26012                         35-1948594
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(State or other            (Commission File Number)             (IRS Employer
jurisdiction of                                                 Identification
 incorporation)                                                    Number)



648 North Jefferson Street, Huntington, Indiana                      46750
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(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code:             (219) 356-3311
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                                       N/A
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         (Former name or former address, if changed since last report)

Item 5. Other Events
--------------------

Northeast Indiana Bancorp, Inc. issued a press release dated October 21, 1999, attached hereto as Exhibit 28.1 announcing Third Quarter Earnings.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
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               (c)    Exhibits

                              Exhibit 28.1 Press Release dated October 21, 1999.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.



                                           NORTHEAST INDIANA BANCORP, INC.


Date: October 21, 1999                     By: \s\ Stephen E. Zahn
                                           -----------------------
                                           Stephen E. Zahn
                                           Stephen E. Zahn
                                           President and Chief Executive Officer